UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2019

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Summerlin 1980 Festival Plaza Drive, Suite 680 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	FLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 17, 2019, Full House Resorts, Inc. (the "Company") held its Annual Meeting of Stockholders. A total of 24,850,516 shares (92.2% of shares outstanding as of the record date) of the Company's common stock were present or represented by proxy at the meeting. The results of stockholder voting on the four proposals presented were as follows:

Proposal 1 - Stockholders elected the following seven directors nominated by the board of directors, to serve until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Kenneth R. Adams	16,923,802	291,323	8,447	7,626,944
Carl G. Braunlich	16,841,539	371,586	10,447	7,626,944
Ellis Landau	16,988,792	224,378	10,402	7,626,944
Daniel R. Lee	17,004,223	209,927	9,422	7,626,944
Kathleen M. Marshall	16,998,966	215,184	9,422	7,626,944
Craig W. Thomas	16,917,136	296,935	9,501	7,626,944
Bradley M. Tirpak	16,899,301	314,520	9,751	7,626,944

Proposal 2 - Stockholders ratified the appointment of Piercy Bowler Taylor & Kern as the Company's independent registered public accounting firm for 2019:

For	Against	Abstain	Broker Non-Votes
24,604,057	156,127	90,332	—

Proposal 3 - Stockholders approved, on an advisory basis, the Company's named executive officer compensation as disclosed in the 2019 proxy statement:

For	Against	Abstain	Broker Non-Votes
16,927,359	235,536	60,677	7,626,944

Proposal 4 - Stockholders approved, on an advisory basis, the frequency of every year for future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain
16,692,526	110,003	400,380	20,663

Consistent with the results of the advisory vote on the frequency of future votes on executive compensation set forth in Proposal 4 above, the Company’s Board of Directors has determined that the Company will continue to hold future advisory votes on executive compensation every year until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: May 21, 2019	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer